                                 EXHIBIT 24-1
                                 ------------

                          The Hirtle Callaghan Trust
                          --------------------------

David M. Spungen, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and David E. Branigan, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                                       /s/
                                       ---------------
                                       David M. Spungen

Dated:  July 20, 1995

                                 EXHIBIT 24-2
                                 ------------

                          The Hirtle Callaghan Trust
                          --------------------------

Ross H. Goodman, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and David E. Branigan, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                                       /s/
                                       --------------
                                       Ross H. Goodman

Dated:  July 20, 1995

                                 EXHIBIT 24-3
                                 ------------

                          The Hirtle Callaghan Trust
                          --------------------------

Jarrett Burt Kling, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and David E. Branigan, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                                       /s/
                                       ------------------
                                       Jarrett Burt Kling

Dated:  July 20, 1995

                                 EXHIBIT 24-4
                                 ------------

                          The Hirtle Callaghan Trust
                          --------------------------

Richard W. Worthham, III, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and David E. Branigan, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                                       /s/
                                       ----------------
                                       Richard W. Worthham, III,

Dated:  July 20, 1995

                                 EXHIBIT 24-5
                                 ------------

                          The Hirtle Callaghan Trust
                          --------------------------

Jonathan J. Hirtle, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and David E. Branigan, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                                       /s/
                                       ------------------
                                       Jonathan J. Hirtle

Dated:  July 20, 1995